UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2020 (August 22, 2020)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

None

(Title of class)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Stock Purchase Agreement

On August 22, 2020, NN, Inc., a Delaware corporation (“NN”), and Precision Engineered Products Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of NN (the “Company” and together with NN, the “Seller Parties”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with ASP Navigate Acquisition Corp., a Delaware corporation owned by affiliated funds managed by American Securities LLC (the “Purchaser”), for the sale of NN’s life sciences business (the “Life Science Business”). Pursuant to the Purchase Agreement, subject to the satisfaction or waiver of certain conditions, the Purchaser has agreed to purchase and acquire the Life Science Business for an aggregate purchase price of up to $825 million, which includes $755 million, in cash, subject to certain adjustments set forth in the Purchase Agreement, payable at the closing of the transaction and a potential $70 million earnout payment based on the Life Science Business’ performance in fiscal year 2022 (the “Transaction”). The Transaction will be effected by the sale of all of the outstanding capital stock of the Company, and indirectly, the Company’s subsidiaries operating the Life Sciences Business by NN to the Purchaser.

NN’s Board of Directors has unanimously approved the Purchase Agreement, and the transactions contemplated thereby, including the Transaction. The closing of the Transaction is anticipated to occur in the fourth quarter of 2020, subject to applicable regulatory approvals (including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and other customary closing conditions set forth in the Purchase Agreement, including (i) compliance by the parties with their obligations under the Purchase Agreement, (ii) the lack of any material adverse effect on the Life Sciences Business, (iii) the accuracy of the parties’ representation and warranties under the Purchase Agreement and (iv) completion of a pre-closing reorganization of the Company and its subsidiaries.

The Purchaser has obtained approximately $460,000,000 in committed debt financing from Jefferies Finance LLC, Keybank National Association and Keybank Capital Markets Inc., in addition to equity commitments from affiliated funds managed by American Securities LLC, to fund the purchase price payable to NN. The availability of the financing, however, is not a condition to the consummation of the Transaction, and the Purchaser will remain subject to its obligations to consummate the Transaction under the Purchase Agreement (subject to the satisfaction of the applicable conditions thereof) until the Transaction is consummated or the Purchase Agreement is terminated in accordance with its terms.

The Purchase Agreement contains customary representations and warranties and covenants by each party. The parties are obligated, subject to certain limitations, to indemnify the other under the Purchase Agreement for certain specified matters, including nonfulfillment or breaches of post-closing covenants and for certain liabilities and third-party claims. In connection with the Transaction, Seller and Purchaser also will enter into certain ancillary agreements, including a transition services agreement pursuant to which, among other things, NN will provide transition services to the Purchaser following the closing.

The Purchase Agreement contains certain customary termination rights for NN and Purchaser, including the right of each party to terminate the Purchase Agreement if the Transaction has not been consummated on or prior to December 31, 2020 (the “Termination Date”). In addition, either party may terminate the Purchase Agreement if a governmental entity implements a final order prohibiting the Transaction. If the Purchase Agreement is terminated by NN because the Transaction has not been completed by the earlier of: (i) three business days of receipt of notice from Seller that all conditions have been satisfied or waived and the Company and Seller stand ready, willing and able to consummate the Closing, and (ii) the Termination Date, and Purchaser has been unable to obtain the funding of financing under certain limited circumstances as set forth in the Purchase Agreement, or Purchaser has otherwise breached its obligation under the Purchaser Agreement, the Purchaser will be required to pay NN a cash termination fee of $35,000,000. NN engaged J.P. Morgan Securities LLC and Duff & Phelps, LLC as its financial advisors in connection with the Transaction and to provide to the NN’s Board of Directors with fairness opinions regarding the consideration to be received for the Life Sciences Business, which fairness opinions were delivered prior to execution of the Purchase Agreement.

A copy of the Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary of the Purchase Agreement and the transactions contemplated thereby is subject to, and qualified in its entirety by, the full text of the Purchase Agreement.

The Purchase Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Seller Parties or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties of the Seller Parties made solely for the benefit of the Purchaser. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules delivered in connection with the signing of the Purchase Agreement. The disclosure schedules of the Seller Parties contain information that has been included in NN’s general prior public disclosures, as well as additional non-public information. While NN does not believe that the disclosure schedules contain information required to be publicly disclosed under the securities laws other than information that has already been so disclosed, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors and stockholders, or may have been used for the purpose of allocating risk between the Seller and the Purchaser. Accordingly, the representations and warranties in the Purchase Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Seller Parties at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the NN’s public disclosures.

Amendment to Credit Agreement

In connection with the Purchase Agreement, on August 22, 2020, NN, certain NN subsidiaries named therein, Truist Bank, as successor by merger to SunTrust Bank (“Truist”), JPMorgan Chase Bank, N.A. (“JPM”), KeyBank National Association and HomeTrust Bank entered into that certain Amendment No. 2, Conditional Consent and Waiver (the “Amendment”), which amended the Company’s existing second amended and restated credit agreement, dated as of December 19, 2019, by and among the Company, Truist, JPM and the other lenders from time to time party thereto. The Amendment, among other things, consents to the execution and delivery of the Purchase Agreement and subsequent consummation of the Transaction, subject to the terms and conditions set forth in the Amendment, including, but not limited to, a reduction of NN’s revolving credit facility to $60,000,000 following the consummation of the Transaction.

A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary of the Amendment is subject to, and qualified in its entirety by, the full text of the Amendment.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATIONUNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Amendment to Credit Agreement” is incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On August 24, 2020, NN issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that NN or its management believes or anticipates may occur in the future, including all statements regarding the expected date of the closing and potential benefits of the Transaction. All forward-looking statements are based upon NN’s current expectations, various assumptions, and data available from third parties. NN’s expectations and assumptions are expressed in good faith and NN believes there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements including, but not limited to: the occurrence of any event, change or other circumstance that could delay the closing of the Transaction, the possibility that the Transaction may not be completed and the termination of the Purchase Agreement, the failure to satisfy any of the conditions to the Transaction as set forth in the Purchase Agreement, any adverse effect on NN’s stock due to the failure to complete the Transaction, potential business disruptions due to Transaction-related uncertainty or otherwise related to the effects of the Transaction and the separation of the Life Science Business from our other businesses, including our relationships with affected employees, vendors and customers, and costs related to the Transaction, as well as general economic conditions and economic conditions in the industrial sector, the impacts of the coronavirus (COVID-19) pandemic on NN’s financial condition, business operations and liquidity, inventory levels, regulatory compliance costs and NN’s ability to manage these costs, start-up costs for new operations, debt reduction, competitive influences, risks that current customers will commence or increase captive production, risks of capacity underutilization, quality issues, availability and price of raw materials, currency and other risks associated with international trade, NN’s dependence on certain major customers, and the successful implementation of the global growth plan including development of new products. NN undertakes no obligation to update publicly or revise any forward-looking statements in light of new information or future events. For any forward-looking statements contained in this or any other document, NN claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and NN assumes no obligation to update any such statement unless required by law.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of August 22, 2020, by and among NN, Inc., Precision Engineered Products Holdings, Inc. and ASP Navigate Acquisition Corp.*

10.1	Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of August 22, 2020, by and among NN, Inc., certain NN, Inc. subsidiaries named therein, Truist Bank, JPMorgan Chase Bank, N.A., KeyBank National Association and HomeTrust Bank

99.1	Press Release issued by NN, Inc. dated August 24, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) and 601(b)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2020

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel